Summary Prospectus February 28, 2020

RED OAK TECHNOLOGY SELECT FUND Ticker: ROGSX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.oakfunds.com/forms-information. You can also get this information at no cost by calling 1-888-462-5386, by sending an e-mail request to Fulfillment@ultimusfundsolutions.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2020 are incorporated by reference to this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically by contacting the Fund at 1-888-462-5386 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-462-5386. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Investment Goal

The Fund seeks long-term capital growth.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.95%
Less Fee Waivers and Expense Reimbursements*	0.00%
Total Annual Fund Operating Expenses	0.95%

*

Oak Associates, ltd. (the “Adviser”) has contractually agreed for a period of one year from the date of this Prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategy of the Fund

The Fund invests primarily in common stocks of companies which produce, design, or market technology products or services; rely extensively on technology in their product development or operations; or which the Adviser expects to benefit from technological advances and improvements. The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in technology companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics, but will regularly invest in these and other technology companies well in excess of this amount, as further described below. The Fund invests primarily in common stocks of U.S. companies, but may, to a lesser extent, invest in equity REITs, common stocks of foreign companies and American Depositary Receipts (“ADRs”) that meet the investment criteria of the Fund.

The Adviser identifies what it believes to be the most attractive areas within technology and then narrows its search to individual stocks. The Adviser generally does not base stock selections on a company’s size, but rather on the Adviser’s assessment of its fundamental outlook. As a result, the Fund may own stocks of smaller capitalization companies.

The Adviser invests with a long-term focus and seeks to keep the Fund’s portfolio turnover to a minimum relative to its peers. The Adviser may sell a security if the reason for its original purchase changes or when it believes better opportunities are available among technology companies.

The Fund has adopted a policy that it will invest at least 80% of its net assets, under normal circumstances, in equity securities of companies operating in the technology sector, as determined by the Adviser. This policy may be changed by the Fund upon 60 days’ notice to shareholders.

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Principal Risks of Investing in the Fund

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Concentration Risk: Because the Fund may invest a significant portion of its assets in securities issued by companies operating directly in the “technology industry,” which generally consists of companies which develop, produce or distribute products or services related to computers, semi-conductors and electronics (“Technology Companies”), the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The prices of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing products to market and rapid obsolescence of products. Some Technology Companies may be regarded as developmental stage companies, without revenues or operating income, or near-term prospects for them.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

Foreign Securities Risk: The Fund is subject to the risk that investing in securities of foreign (non-U.S.) companies may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of ADRs include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

Large Cap Risk: Large cap risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: Management risk is the risk that a strategy used by the Adviser may fail to produce the intended results.

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Risk: Mid cap risk is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

REITs Risk: REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, and may not be diversified geographically or by property type.

Small Cap Risk: Small cap companies may be more vulnerable than large cap and mid cap companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.oakfunds.com or by calling 1-888-462-5386.

The bar chart shows changes in the Fund’s performance from calendar year to calendar year.

BEST QUARTER 18.98% 3/31/2019 WORST QUARTER (13.63%) 12/31/2018

Average Annual Total Returns

This table compares the Fund’s average annual total returns for the periods ended December 31, 2019 to those of the S&P 500® Equal Weight Information Technology Index.

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	34.33%	17.65%	17.22%
Fund Returns After Taxes on Distributions*	33.50%	16.55%	16.63%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	20.92%	14.08%	14.62%
S&P 500® Equal Weight Information Technology Index (reflects no deductions for fees, expenses or taxes)	42.66%	18.65%	17.44%

The Fund’s inception date is 12/31/98.

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER Oak Associates, ltd.

PORTFOLIO MANAGERS

James D. Oelschlager, Founder and Co-CIO of Oak Associates, ltd.
Portfolio Manager of the Fund since 2019.

Robert D. Stimpson, Co-CIO, CFA, CMT
Portfolio Manager of the Fund since 2019.

Jeffrey B. Travis, CFA
Portfolio Manager of the Fund since 2019.

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Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $2,000 (or $1,000 with an Automatic Investment Plan). Each additional investment must be at least $25. You may purchase and sell shares in the Fund on a day when the New York Stock Exchange is open for business. Shares of the Fund may be purchased or redeemed directly through Oak Associates Funds or through your financial intermediary. For more information about buying and selling shares, refer to the section “Purchasing, Selling and Exchanging Fund Shares” on page 41 of this Prospectus or call 1-888-462-5386.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account. For more information on distributions from the Fund, refer to the sections “Dividends and Distributions” and “Taxation of the Funds” on page 49 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Adviser may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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